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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 24, 2007


                         Marketing Worldwide Corporation
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             (Exact name of registrant as specified in its charter)

            Delaware                000-50586               68-0566295
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 (State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)           File Number)          Identification No.)


                 2212 Grand Commerce Dr., Howell, Michigan 48855
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (517) 540-0045


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement

On May 24, 2007, Marketing Worldwide Corporation (the "Registrant") entered a Stock Purchase Agreement with Colortek, Inc., a Michigan corporation, and the selling stockholders of Colortek, Inc.

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 24, 2007, the Registrant acquired 100% of Colortek, Inc. in exchange for 400,000 shares of the Registrant's common stock. The assets of Colortek, Inc. consist of a 46,000-square-foot facility located on twenty acres of property in Southwest Michigan that houses two 100-foot down-draft batch paint production lines utilizing an advanced plural component Graco paint mix system devoted to "Class A" painting of plastic automotive accessories. The Registrant used Colortek, Inc. as a key supplier during each of the last five years.

Item 3.02 Unregistered Sales of Equity Securities

On May 24, 2007, the Registrant issued 400,000 shares of its common stock to three persons in connection with the purchase of Colortek, Inc. This transaction was exempt from registration under the Securities Act of 1933, based upon
Section 4(2) for transactions by the issuer not involving any public offering. There was no general solicitation, no advertisement and resale restrictions were imposed by placing a Rule 144 legend on the stock certificates. The investors had such knowledge and experience in business and financial matters that the investors were capable of evaluating the merits and risks of the prospective investment. A copy of the Stock Purchase Agreement is attached as an Exhibit.

Item 9.01 Financial Statements and Exhibits

The financial statements required by this item will be filed by amendment not later than 71 calendar days after this report.

         EXHIBIT(S) DESCRIPTION

         Exhibits                                                       Page No.
         --------                                                       --------

         (10)(25) Stock Purchase Agreement with Selling Stockholders of Colortek, Inc.
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2007

                                      Marketing Worldwide Corporation



                                      /s/ James C. Marvin
                                      -------------------
                                      James C. Marvin, Chief Financial Officer


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                                            EXHIBIT INDEX
         Exhibits                                                       Page No.
         --------                                                       --------

         (10)(25) Stock Purchase Agreement with Selling Stockholders of Colortek, Inc.